UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2026

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 W Aspen Street, Suite 200C

Bozeman, Montana 59715

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (754) 264-8701

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for 1/15 of one share of Class A common stock at an exercise price of $172.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 13, 2026, PSQ Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the Davis Pilot III, Donald J. Trump, Jr., Blake Master, Willie Langston, James Celli and Caitlin Long (or entities affiliated with such persons) (collectively, the “Purchasers”), each of whom are directors of the Company, for the private placement (the “Private Placement”) of 361,385 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share, at a purchase price of $3.60 per Share. The aggregate gross proceeds for the Private Placement were $1,301,000, before deducting offering expenses, and the Private Placement closed on August 13, 2026.

The Company intends to use the net proceeds from the proposed financing for working capital and general corporate purposes.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The Purchase Agreement also provides that the Company will file a registration statement covering the Shares (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within 90 days of the closing of the Private Placement (the “Initial Filing Date”), use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable, but in no event later than the earlier of (i) 60 business days after the Initial Filing Date and (ii) five business days after the SEC has notified the Company that it will not review, or has completed its review of, the Registration Statement, and to have the Registration Statement remain continuously effective until the earlier of (i) such time as all of the Shares have been sold by the Purchasers pursuant to the Registration Statement or Rule 144 and (ii) all of the Registrable Securities are eligible to be sold by the Purchasers pursuant to Rule 144.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Purchasers represented that they were accredited investors within the meaning of Rule 501(a) of Regulation D and were acquiring the Shares as principal for their own accounts and not with a view to or for distributing or reselling the Shares. The Shares were offered without any general solicitation by the Company or its representatives. The Shares sold and issued in the Private Placement are not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.

Item 9.01. Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated August 13, 2026, by and between the Company and the Purchasers named therein.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements

All statements in this Current Report on Form 8-K (including Exhibit 99.1), other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Company, including the anticipated use of proceeds from the Private Placement.  Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, due to changes in the Company’s liquidity needs and business strategy or other external factors. Recipients are cautioned not to put undue reliance on forward-looking statements. See the Company’s other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: August 14, 2026	By:	/s/ Jim Giudice
	Name:	Jim Giudice
	Title:	Chief Legal Officer